EXHIBIT 32.1

SECTION 1350 CERTIFICATION

In connection with the Quarterly Report of Kurrant Mobile Catering, Inc. (the "Company") on Form 10-Q/A for the quarter ending February 28, 2010 as filed with the Securities and Exchange Commission on the date hereof (the  "Report"), I, Tony Knoury, Chief Executive Officer/President of the Company and Chief Financial  Officer,  certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 21, 2010
By: /s/ TONY KNOURY
_____________________________________
Tony Knoury
President/Chief Executive Officer

Date: April 21, 2010
By: /s/ TONY KNOURY
_____________________________________
Tony Knoury
Chief Financial Officer